UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2012

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective February 1, 2012, CHS Inc. ("CHS") and Cargill, Incorporated ("Cargill") entered into an Amended and Restated Limited Liability Company Agreement (the "Amended and Restated LLC Agreement") to expand the scope of the original Limited Liability Company Agreement dated August 26, 2002 between CHS and Cargill (the "LLC Agreement"). Pursuant to the terms of the Amended and Restated LLC Agreement, the parties agreed to commit to sell all of their feedgrains, wheat, oilseeds and by-product origination that are tributary to the Pacific Northwest, United States ("Pacific Northwest") to TEMCO, LLC and to use TEMCO, LLC as their exclusive export-marketing vehicle for such grains exported through the Pacific Northwest. Pursuant to the Amended and Restated LLC Agreement, Cargill’s Tacoma, Washington facility will continue to be subleased to TEMCO, LLC and, additionally, CHS agreed to sublease its Kalama, Washington facility to TEMCO, LLC and Cargill agreed to lease its Irving facility in Portland, Oregon to TEMCO, LLC to provide TEMCO, LLC with more capacity to conduct this business.

The term of the Amended and Restated LLC Agreement is 25 years beginning February 1, 2012 unless earlier terminated or extended by the written mutual agreement of the members. The Amended and Restated LLC Agreement provides that the agreement will be terminated and TEMCO, LLC dissolved, upon the occurrence of certain events as further described in the agreement.

The Amended and Restated LLC Agreement includes other provisions regarding the management and conduct of the business of TEMCO, LLC, the maintenance of capital accounts and the allocation of gains and losses between the members, indemnification, confidentiality, non-disclosure, non-solicitation and non-use that were unchanged from the original LLC Agreement.

Besides the Amended and Restated LLC Agreement, CHS and Cargill have a wheat milling business relationship through its joint venture named Horizon Milling as is further described in CHS’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011. CHS holds a 24% ownership interest with Cargill owning the remaining 76% interest.

The description of the Amended and Restated LLC Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the copy of the Amended and Restated LLC Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 10.1

Amended and Restated Limited Liability Company Agreement between Cargill, Incorporated and CHS Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

February 1, 2012	By:	/s/ David A. Kastelic

Name: David A. Kastelic
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Tempco LLC Agreement Amendment